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Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form GFY Foods, Inc. (the "Company") for the quarter ended June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned Edward Schwalb, Chief Executive Officer and Chief Financial Officer of GFY Foods, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 23, 2004

                                      /s/Edward Schwalb
                                      -----------------------
                                      Edward Schwalb
                                      Chief Executive Officer

                                      /s/Edward Schwalb
                                      -----------------------
                                      Edward Schwalb
                                      Chief Financial Officer